Exhibit 10.6

CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of July 6, 2021 (the “Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereof from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), RXSIGHT, INC., a California corporation with offices located at 100 Columbia, Aliso Viejo, CA 92656 (“Existing Borrower”) and RXSIGHT, INC., a Delaware corporation with offices located at 100 Columbia, Aliso Viejo, CA 92656 (“New Borrower”).

WHEREAS, Collateral Agent, Existing Borrower and Lenders have entered into that certain Loan and Security Agreement, dated as of October 29, 2020 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

WHEREAS; Existing Borrower and New Borrower are entering into that certain Agreement and Plan of Merger (in the form attached hereto as Exhibit A, the “Merger Agreement”), dated July 6, 2021, pursuant to the terms of which, among other things, Existing Borrower will merge into New Borrower, and all equity interests of Existing Borrower outstanding immediately prior to the Effective Time (as defined in the Merger Agreement as in effect on the date hereof) shall be automatically converted solely into the right to receive a number of shares of the New Borrower’s capital stock in accordance with the terms set forth in the Merger Agreement;

WHEREAS, pursuant to the Loan Agreement the Existing Borrower is required to obtain the prior consent of the Lenders and the Collateral Agent prior to consummating the Merger (as defined in the Merger Agreement as in effect on the date hereof);

WHEREAS, the Collateral Agent and Lenders have agreed to provide such consent, but only to the extent set forth herein, in accordance with the terms and subject to the conditions set forth herein, and in reliance upon the representations and warranties set forth herein;

WHEREAS, Existing Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Existing Borrower, New Borrower, Lenders and Collateral Agent hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.	Consent.

a.

Subject to the terms and conditions hereof, and notwithstanding anything to the contrary contained in the Loan Agreement or any other Loan Document, the Collateral Agent and the Lenders hereby consent to (a) Existing Borrower’s execution, delivery and performance of the Merger Agreement and without any material changes thereto unless such changes are consented to by the Collateral Agent and the Lenders; (b) consummation of the transactions contemplated by the Merger Agreement; and (c) the New Borrower becoming the “Borrower” under the Loan Agreement with effect from the Amendment Date; provided, however, the consent set forth in this Section 2(a) are contingent upon the satisfaction of the conditions set forth in Section 5 hereof.

b.

The consent set forth in this Section 2 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders may now have or may have in the future under or in connection with any Loan Document.

3.	Joinder.

a.

New Borrower. New Borrower hereby is added as a “Borrower” under the Loan Agreement. All references in the Agreement to “Borrower” shall hereafter mean and include the New Borrower; and New Borrower shall hereafter have all rights, duties and obligations of “Borrower” thereunder.

b.

Joinder to Loan Agreement. New Borrower hereby joins the Loan Agreement and each of the Loan Documents, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, New Borrower agrees that it will be liable for the payment and performance of all obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations.

c.

Grant of Security Interest. To secure the prompt payment and performance of all of the Obligations, New Borrower hereby grants to Collateral Agent, for the ratable benefit of Lenders, a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired, or arising, and wherever located. New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Collateral Agent and each Lender that are reasonably deemed necessary by Collateral Agent or any Lender in order to grant a valid, perfected first priority security interest to Collateral Agent, for the ratable benefit of Lenders, in the Collateral. New Borrower hereby authorizes Collateral Agent to file financing statements, without notice to New Borrower, with all appropriate jurisdictions in order to perfect or protect Collateral Agent’s and/or any Lender’s interest or rights hereunder, including a notice that any disposition of the Collateral, by New Borrower or any other Person, shall be deemed to violate the rights of Collateral Agent and each Lender under the Code.

d.

Representations and Warranties. New Borrower hereby represents and warrants to Collateral Agent and each Lender that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to Existing Borrower and New Borrower, with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.

4.	Amendments.

a.	Collateral Agent’s Notice information set forth in Section 10 of the Loan Agreement is hereby amended by amending and restating the following:

“If to Collateral Agent:	OXFORD FINANCE LLC
115 South Union Street, Suite 300
Alexandria, VA 22314
Attention: Legal Department
Fax: (703) 519-5225
Email: LegalDepartment@oxfordfinance.com”

b.	Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definitions therein as follows:

“Borrower” is RXSIGHT, INC., a Delaware corporation (successor by merger with RXSIGHT, INC., a California corporation).

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c.	Exhibit C to the Loan Agreement is hereby amended and restated as set forth on Exhibit B hereto.

d.	Exhibit D to the Loan Agreement is hereby amended and restated as set forth on Exhibit C hereto.

e.

The amendments set forth in this Section 4 are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders, New Borrower or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

5.

Conditions Precedent. This Amendment is contingent upon, and shall be deemed effective as of the Closing (as defined in the Merger Agreement as in effect on the date hereof) upon the satisfaction of each of the following conditions:

a.	the Collateral Agent’s receipt of this Amendment duly executed by each of the Borrower, New Borrower, the Collateral Agent and each Lender;

b.	the Collateral Agent’s receipt of a copy of the Merger Agreement executed by the Borrower and New Borrower, and all documents and filings related thereto;

c.

the Collateral Agent’s receipt (i) of such certificates of resolutions or other action, incumbency certificates and/or other certificates of New Borrower as the Collateral Agent may require evidencing (A) the authority of New Borrower to become a party the Loan Agreement and the other Loan Documents to which New Borrower is a party or is to become a party; (B) the approval of New Borrower to become a party to the Loan Agreement and the other Loan Documents to which New Borrower is a party or is to become a party by New Borrower’s Board of Directors and, if applicable, New Borrower’s stockholders and (B) the identity, authority and capacity of each officer of New Borrower authorized to act as on behalf of the New Borrower in connection with the Loan Agreement and the other Loan Documents to which New Borrower is a party or is to become a party, and (ii) copies of New Borrower’s organizational documents and such other documents and certifications as the Collateral Agent may reasonably require to evidence that New Borrower is duly organized or formed, and that New Borrower is validly existing and in good standing in its jurisdiction of organization;

d.

Collateral Agent’s receipt of all documents and instruments, including Uniform Commercial Code financing statements, required by law by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent;

e.

Collateral Agent’s receipt of evidence that no Liens exist on the assets of the New Borrower upon the consummation of the Merger other than Permitted Liens and such other Liens that each of the Collateral Agent and Lenders shall consent to in their sole discretion, and no Liens will be effected on the assets of the New Borrower as a consequence of the consummation of the Merger or the other transactions contemplated in the Merger Agreement, in each case, other than Liens that would comprise Permitted Liens under the Loan Agreement;

f.	delivery by New Borrower of executed (via delivery of PDF copies) amended and restated Secured Promissory Notes to the Collateral Agent and the Lenders in the form attached hereto as Exhibit C.

g.	delivery by New Borrower of its Perfection Certificate to Collateral Agent; and

h.

(i) the representations and warranties contained in the Loan Documents will be true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (ii) no Event of Default shall have occurred and be continuing.

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6.	Covenants. New Borrower shall do all of the following:

a.

No later than seven (7) days after the Amendment Date, deliver to Collateral Agent evidence satisfactory to Collateral Agent that New Borrower is qualified and licensed to do business and is in good standing in its jurisdiction of incorporation;

b.

No later than seven (7) days after the Amendment Date, deliver to Collateral Agent evidence satisfactory to Collateral Agent that New Borrower is qualified and licensed to do business and is in good standing in California;

c.

No later than thirty (30) days after the Amendment Date, deliver to Collateral Agent evidence satisfactory to Collateral Agent that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Collateral Agent required under the Loan Documents have been obtained and are in effect;

d.

No later than three (3) days after the Amendment Date, deliver to Collateral Agent (i) an executed and complete Form W-9 for New Borrower and (ii) executed original amended and restated Secured Promissory Notes, PDF copies of which New Borrower shall deliver on the Amendment Date pursuant to Section 4(g) above; and

e.

No later than three (3) days after the Amendment Date, deliver to Collateral Agent executed (via delivery of original signatures) amended and restated Secured Promissory Notes to the Collateral Agent and the Lenders in the form attached hereto as Exhibit C.

7.	Representations and Warranties. Existing Borrower and New Borrower hereby, jointly and severally, represent and warrant to Collateral Agent and Lenders as follows:

a.

Immediately prior to and after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.	Existing Borrower and New Borrower have the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.

The organizational documents of Existing Borrower and New Borrower delivered to Collateral Agent, and updated pursuant to subsequent deliveries by the Existing Borrower to the Collateral Agent, if applicable, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.

The execution and delivery by Existing Borrower and New Borrower of this Amendment and the performance by Existing Borrower and New Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, do not and will not (i) contravene any material Requirement of Law applicable thereto, (ii) contravene any order, judgment or decree of any Governmental Authority binding on Existing Borrower or New Borrower, (iii) contravene the organizational documents of Existing Borrower or New Borrower, or (iv) constitute an event of default under any material agreement by which Existing Borrower or New Borrower or any of their respective Subsidiaries, or their respective properties, is bound;

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e.

The execution and delivery by Existing Borrower and New Borrower of this Amendment and the performance by Existing Borrower and New Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority binding on Existing Borrower or New Borrower;

f.

This Amendment has been duly executed and delivered by Existing Borrower and New Borrower and is the binding obligation of Existing Borrower and New Borrower, enforceable against Existing Borrower and New Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

g.

This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

8.

Release. Each of Existing Borrower and New Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof and through the date hereof. Without limiting the generality of the foregoing, each of Existing Borrower and New Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

9.

Without limiting the provisions of Section 2.5(b) of the Loan Agreement, Existing Borrower and New Borrower hereby agree to promptly pay (without duplication) all unpaid Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Existing Borrower’s or New Borrower’s accounts.

10.	Miscellaneous.

a.

Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. The Existing Borrower, New Borrower, Lenders and Collateral Agent agree that this Amendment shall be a Loan Document. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

b.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

c.	This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and First Amendment to Loan and Security Agreement be executed as of the Amendment Date.

EXISTING BORROWER:

RXSIGHT, INC., a California corporation

By:	/s/ Ron Kurtz

Name:	Ron Kurtz
Title:	CEO

NEW BORROWER:

RXSIGHT, INC., a Delaware corporation

By:	/s/ Ron Kurtz

Name:	Ron Kurtz
Title:	CEO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:

Name:
Title:

Signature Page to Consent and First Amendment to Loan and Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Consent and First Amendment to Loan and Security Agreement be executed as of the Amendment Date.

EXISTING BORROWER:

RXSIGHT, INC., a California corporation

By:

Name:
Title:

NEW BORROWER:

RXSIGHT, INC., a Delaware corporation

By:

Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly

Name:	Colette H. Featherly
Title:	Senior Vice President

Signature Page to Consent and First Amendment to Loan and Security Agreement

EXHIBIT A

Agreement and Plan of Merger

[see attached]

Exhibit B

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender

FROM:	RXSIGHT, INC.

The undersigned authorized officer (“Officer”) of RXSIGHT, INC., a Delaware corporation (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below;

(b) There are no Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required foreign, federal and material state and local tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, and material state and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual		Complies

1)	Financial statements	Quarterly within 45 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 120 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 60 days after 2021 FYE and within 15 days for each other FYE), and when revised		Yes	No	N/A

4)	A/R & A/P agings	If applicable		Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A

6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A

7)	IP Report	When required		Yes	No	N/A

8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$	Yes	No	N/A

9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$	Yes	No	N/A

10)	Total aggregate assets held at Borrower’s Foreign Subsidiaries	$	$	Yes	No	N/A

Deposit and Securities Accounts (Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?

1)			Yes	No	Yes	No

2)			Yes	No	Yes	No

3)			Yes	No	Yes	No

4)			Yes	No	Yes	No

Financial Covenants

	Covenant	Requirement		Actual	Compliance

1)	Minimum sales (trailing twelve (12) months)	At least 50% of projections	%		Yes	No	N/A
		$	$

Other Matters

1)	Has any Key Person ceased to be actively engaged in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that could reasonably be expected to result in aggregate damages of more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No

4)	Have there been any amendments of or other changes to the capitalization table of Borrower (which are material) and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

RXSIGHT, INC.

By

Name:
Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status:	Yes	No

EXHIBIT C

EXHIBIT D

Form of Secured Promissory Note

[see attached]

[AMENDED AND RESTATED] SECURED PROMISSORY NOTE

(Term [A][B][C][D][E][F] Loan)

$	Dated: [DATE]

FOR VALUE RECEIVED, the undersigned, RXSIGHT, INC., a Delaware corporation with offices located at 100 Columbia, Aliso Viejo, CA 92656 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of [                    ] MILLION DOLLARS ($                    ) or such lesser amount as shall equal the outstanding principal balance of the Term [A][B][C][D][E][F] Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term [A][B][C][D][E][F] Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated October 29, 2020 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term [A][B][C][D][E][F] Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term [A][B][C][D][E][F] Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term [A][B][C][D][E][F] Loan, interest on the Term [A][B][C][D][E][F] Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[This Note amends and restates that certain Secured Promissory Note issued in the original principal amount of [$              ], on [                    ], evidencing Term [A][B][C][D][E][F] Loan.]

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

RXSIGHT, INC.

By

Name:

Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL
Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By